                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                           OFFER FOR ALL OUTSTANDING
                 PRIVATELY PLACED 9 1/2% SENIOR NOTES DUE 2008
                                IN EXCHANGE FOR
                    REGISTERED 9 1/2% SENIOR NOTES DUE 2008
                                       OF

                       FELCOR LODGING LIMITED PARTNERSHIP

     THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
       , 2000 (AS SUCH DATE MAY BE EXTENDED, BUT SHALL NOT BE LATER THAN
       , 2000)

     THE EXCHANGE AGENT IS SUNTRUST BANK, WHOSE MAILING ADDRESS, FACSIMILE NUMBER AND TELEPHONE NUMBER ARE AS FOLLOWS:

          By Registered or Certified                           By Facsimile:
  Mail, Hand Delivery or Overnight Delivery:                 (404) 588-7335(GA)
                SunTrust Bank                                (212) 701-7648(NY)
         Attention: George T. Hogan,
          Corporate Trust Department
          25 Park Place, 24th Floor
            Atlanta, GA 30303-2900
                (404) 588-7335

                      or

                SunTrust Bank
         c/o Harris Trust of New York
          Attention: Mary Ann Luisi,
          Corporate Trust Department
              Wall Street Plaza
          88 Pine Street, 19th Floor
              New York, NY 10005
                (212) 701-7673

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
                                    DESCRIPTION OF SECURITIES TENDERED
----------------------------------------------------------------------------------------------------------
  NAME AND ADDRESS OF REGISTERED HOLDER                                               PRINCIPAL
  AS IT APPEARS ON THE PRIVATELY PLACED         CERTIFICATE NUMBER(S)                 AMOUNT OF
           9 1/2% SENIOR NOTES                      OF OLD NOTES                      OLD NOTES
          DUE 2008 ("OLD NOTES")                     TRANSMITTED                     TRANSMITTED
----------------------------------------------------------------------------------------------------------

                                           --------------------------------------------------------------

                                           --------------------------------------------------------------

                                           --------------------------------------------------------------

                                           --------------------------------------------------------------

                                           --------------------------------------------------------------

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            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     1. The undersigned hereby agrees to exchange the aggregate principal amount of privately placed 9 1/2% Senior Notes Due 2008 (the "Old Notes") for a like principal amount of registered 9 1/2% Senior Notes Due 2008 (the "New Notes") of FelCor Lodging Limited Partnership, a Delaware limited partnership (the "Company"), upon the terms and subject to the conditions contained in the Registration Statement on Form S-4, as amended (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the
"Commission") and the accompanying Prospectus dated October   , 2000 included
therein (the "Prospectus"), receipt of each of which is hereby acknowledged.

     2. The undersigned hereby acknowledges and agrees that the New Notes will bear interest at a rate equal to 9 1/2% per annum. Interest on the New Notes is payable semiannually, commencing March 15, 2001, on March 15 and September 15 of each year (each, an "Interest Payment Date") and shall accrue from September 15, 2000 or from the most recent Interest Payment Date with respect to the Old Notes to which interest was paid or duly provided for. Accordingly, the undersigned will forego accrued but unpaid interest on his, her or its Old Notes that are exchanged for New Notes from September 15, 2000, but will receive such interest under the New Notes. The New Notes will mature on September 15, 2008.

     3. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Old Notes.

     4. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company upon the terms and conditions set forth in the Prospectus.

     5. The undersigned hereby represents and warrants that the undersigned is not an affiliate of the Company or of any of the Guarantors (as defined in the Prospectus), that the undersigned is acquiring the New Notes in the ordinary course of the business of the undersigned and that the undersigned is not engaged in, and does not intend to engage in, a distribution of the New Notes.

     6. If the undersigned is a broker-dealer (i) it hereby represents and warrants that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities, (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of the New Notes received hereby and (iii) such broker-dealer has not entered into any arrangement or understanding with the Company or any affiliate of the Company to distribute the New Notes. The acknowledgment contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

     To be completed ONLY IF the New Notes are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

Issue to:

Name
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                                 (PLEASE PRINT)

Address
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--------------------------------------------------------------------------------

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                               (INCLUDE ZIP CODE)

Mail to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                   SIGNATURE

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                          (NAME OF REGISTERED HOLDER)

By:
--------------------------------------------------------------------------------
    Name:
    Title:

Date:
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(Must be signed by registered holder exactly as name appears on the Old Notes.
If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

Address:
--------------------------------------------------------------------------------

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Telephone No.
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Taxpayer Identification No.:
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Signature Guaranteed By:
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                              (SEE INSTRUCTION 1)

              Title:

              Name of Institution:

              Address:

              Date:

                   PLEASE READ THE INSTRUCTIONS BELOW, WHICH
                   FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or
(ii) the Old Notes described above are tendered for the account of an Eligible Institution.

     2. Delivery of Letter of Transmittal and Old Notes. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

     The method of delivery of Old Notes and other documents is at the election and risk of the respective holder. If delivery is by mail, registered mail (with return receipt), properly insured, is suggested.

     3. Guaranteed Delivery Procedures. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

          (a) The tender is made through an Eligible Institution;

          (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the registered holder of the Old Notes, the certificate number or numbers of such Old Note(s) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     4. Signatures on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Notes.

     If this Letter of Transmittal or any Old Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company or their authority to so act must be submitted.

     5. Exchange of Old Notes Only. Only the above-described Old Notes may be exchanged for New Notes pursuant to the Exchange Offer.

     6. Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                           IMPORTANT TAX INFORMATION

     Under current Federal income tax law, a holder of Old Notes (an "Old Noteholder"), whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Form W-9, attached hereto. If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to New Notes exchanged pursuant to the Offer may be subject to backup withholding.

     Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on the Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF FORM W-9

     To prevent backup withholding on payments that are made to an Old Noteholder with respect to Old Notes exchanged pursuant to the Exchange Offer, each Old Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder is awaiting a TIN) and that (1) the Old Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Old Noteholder that he, she or it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Old Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Form W-9 for additional guidelines on which number to report.